SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No.  )

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          Filed by the Registrant                      / X /
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                                                        ----
          Filed by a party other than the Registrant   /   /
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Check the appropriate box:
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/          /   Preliminary Proxy Statement
----
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/   /     Confidential, for Use of the Commission Only
----      (as permitted by Rule 14a-6(e)(2))

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/    X     /   Definitive Proxy Statement
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/   /     Definitive Additional Materials
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/   /     Soliciting Material Pursuant to Sec. 240.14a-11(c)
----      or Sec. 240.14a-12


                       PUTNAM TAX-FREE INCOME TRUST
             (Name of Registrant as Specified In Its Charter)

          (Name of Person(s) Filing Proxy Statement if other than
Registrant)

Payment of Filing Fee (Check the appropriate box):
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/ X /     No fee required
----
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/   /     Fee computed on table below per Exchange Act
----      Rule 14a-6(i)(1) and 0-11

          (1) Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which
               transaction applies:


          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
               0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

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/   /     Fee paid previously with preliminary materials.
----
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/   /     Check box if any part of the fee is offset as provided
---- by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

IMPORTANT INFORMATION
FOR SHAREHOLDERS OF

PUTNAM TAX-FREE HIGH YIELD FUND
PUTNAM TAX-FREE INSURED FUND

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees'
recommendations on pages    5     and    6    .

We urge you to spend a couple of minutes with the proxy statement, fill out your proxy card, and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few moments with these materials and return your proxy to us.

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO

Table of contents

A Message from the Chairman. . . . . . . . . . . . . . . . . . .
 . . . . .1

Notice of Shareholder Meeting. . . . . . . . . . . . . . . . . .
 . . . . .2

Trustees' Recommendations. . . . . . . . . . . . . . . . . . . .
 .    5


Proxy card enclosed























If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

   A Message from the Chairman

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on the following matters:

1.   Electing Trustees to oversee your fund;

2. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year;

3. Approving amendments to certain of your fund's fundamental investment restrictions; and

4. Approving the elimination of certain of your fund's fundamental investment restrictions.

Although we would like very much to have each shareholder attend


   his or her     fund's meeting, we realize this is not
possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                              Sincerely yours,

                              (signature of George Putnam)
                              George Putnam, Chairman

PUTNAM TAX-FREE INCOME TRUST
     PUTNAM TAX-FREE HIGH YIELD FUND
     PUTNAM TAX-FREE INSURED FUND

Notice of a Meeting of Shareholders


This is the formal agenda for your fund's shareholder meeting.
It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

To the Shareholders of Putnam Tax-Free High Yield Fund (the "Tax-Free High Yield Fund") and Putnam Tax-Free Insured Fund (the "Tax-Free Insured Fund") (each a "fund" and, collectively, the "funds"), each a series of Putnam Tax-Free Income Trust (the "Trust"):

A Meeting of Shareholders of the funds will be held on February 6, 1997 at 2:00 p.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1.   Electing Trustees.  (Shareholders of the funds voting
     together) See page    8    .

2.   Ratifying the selection by the Trustees of the independent
     auditors of    your fund     for its current fiscal year.
     (Shareholders of the funds voting together) See page
        25    .

3.A. Approving an amendment to the fund's fundamental investment restriction with respect to diversification. (Shareholders
     of each fund voting separately) See page    26    .

3.B. Approving an amendment to the fund's fundamental investment restriction with respect to investments in the voting
     securities of a single issuer.  (Shareholders of each fund
     voting separately) See page    28    .

3.C. Approving an amendment to the fund's fundamental investment restriction with respect to making loans.  (Shareholders of
     each fund voting separately) See page    29    .

3.D. Approving an amendment to the fund's fundamental investment restriction with respect to investments in real estate.
     (Shareholders of each fund voting separately) See page
        31    .

3.E. Approving an amendment to the fund's fundamental investment restriction with respect to concentration of its assets.
     (Shareholders of each fund voting separately) See page
        32    .

3.F. Approving an amendment to the fund's fundamental investment restriction with respect to investments in commodities.
     (Shareholders of each fund voting separately) See page
        33    .

3.G. Approving an amendment to the fund's fundamental investment restriction with respect to senior securities.
     (Shareholders of each fund voting separately) See Page
        35    .

4.A. Approving the elimination of the fund's fundamental
     investment restriction with respect to investments in
     securities of issuers in which management of the fund or
     Putnam Investment Management owns securities.  (Shareholders
     of each fund voting separately) See page    35    .

4.B. Approving the elimination of the fund's fundamental
     investment restriction with respect to margin transactions.
     (Shareholders of each fund voting separately) See page
        36    .

4.C. Approving the elimination of the fund's fundamental
     investment restriction with respect to short sales.
     (Shareholders of each fund voting separately) See page
        37    .

4.D. Approving the elimination of the fund's fundamental
     investment restriction with respect to pledging assets.
     (Shareholders of each fund voting separately) See page
        38    .

4.E. Approving the elimination of the fund's fundamental
     investment restriction with respect to investments in
     restricted securities.  (Shareholders of each fund voting
     separately) See page    39    .

4.F. Approving the elimination of the fund's fundamental
     investment restriction with respect to investments in
     certain oil, gas and mineral interests.  (Shareholders of
     each fund voting separately) See page    41    .

4.G. Approving the elimination of the fund's fundamental
     investment restriction with respect to investing to gain
     control of a company's management.  (Shareholders of each
     fund voting separately) See page    42    .

5. Transacting other business as may properly come before the meeting.

By the Trustees

George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   Robert E. Patterson
Hans H. Estin                       Donald S. Perkins
John A. Hill                        George Putnam, III
Ronald J. Jackson                   Eli Shapiro
Elizabeth T. Kennan                 A.J.C. Smith
Lawrence J. Lasser                       W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

        November    18    , 1996
Proxy Statement

This document will give you the information you need to vote on the matters listed on the previous pages. Much of the information in the proxy statement is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial adviser.

Who is asking for my vote?

The enclosed proxy is solicited by the Trustees of Putnam Tax-Free Income Trust (the "Trust") (the Trust consists of the
following portfolio series (each a "fund   "     and
collectively, the "funds"): Putnam Tax-Free High Yield Fund
("Tax-Free High Yield    Fund")     and Putnam Tax-Free Insured
Fund ("Tax-Free Insured Fund")) for use at the Meeting of Shareholders of each fund to be held on February 6, 1997, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous pages).

How do the Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1.   For the election of all nominees;

2. For selecting Price Waterhouse LLP as the independent auditors of the funds;

3.A. For amending the fund's fundamental investment restriction with respect to diversification;

3.B. For amending the fund's fundamental investment restriction with respect to investments in the voting securities of a single issuer;

3.C. For amending the fund's fundamental investment restriction with respect to making loans;

3.D. For amending the fund's fundamental investment restriction with respect to investments in real estate;

3.E. For amending the fund's fundamental investment restriction with respect to concentration of its assets;

3.F. For amending the fund's fundamental investment restriction with respect to investments in commodities;

3.G. For amending the fund's fundamental investment restriction with respect to senior securities;

4.A. For eliminating the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment
     Management owns securities;

4.B. For eliminating the fund's fundamental investment restriction with respect to margin transactions;

4.C. For eliminating the fund's fundamental investment restriction with respect to short sales;

4.D. For eliminating the fund's fundamental investment restriction with respect to pledging assets;

4.E. For eliminating the fund's fundamental investment restriction with respect to investments in restricted securities;

4.F. For eliminating the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests; and

4.G. For eliminating the fund's fundamental investment restriction with respect to investing to gain control of a company's management.

Who is eligible to vote?

Shareholders of record at the close of business on
November 8, 1996, are entitled to be present and to vote at the meeting or any adjourned meeting.  The Notice of Meeting, the proxy, and the Proxy Statement have been mailed to shareholders
of record on or about         November    18,     1996.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

Shareholders of the funds will vote together with respect to
Proposal 1 and Proposal 2, and will vote separately for each fund
with respect to Proposals 3.A-3.G   .    , and 4.A-4.G   .

The Proposals

1.   ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Nominating Committee of the Trustees recommends that the number of Trustees be fixed at fourteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of the Trust and of the other Putnam funds.

The Nominating Committee of the Trustees consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust or of Putnam Investment Management, Inc., the funds' investment manager ("Putnam Management").


Jameson Adkins Baxter
[Insert Picture]

Ms. Baxter, age 53, is the President of Baxter Associates, Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Federal Savings Bank, and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and Chair of the Board of Governors of Good Shepherd Hospital. Ms. Baxter is a graduate of Mount Holyoke College.


Hans H. Estin
[Insert Picture]

Mr. Estin, age 68, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Director of The Boston Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe Deposit and Trust Company; a Corporation Member of Massachusetts General Hospital; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.


John A. Hill
[Insert Picture]

Mr. Hill, age 54, is the Chairman and Managing Director of First
Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate
Director of the Office of Management and Budget and Deputy
Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Weatherford Enterra, Inc., an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds.
He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


Ronald J. Jackson
[Insert Picture]

Mr. Jackson, age 52, was Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, from 1990 to 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel.

Mr. Jackson currently serves as a Director of Safety 1st, Inc., a company which markets a wide range of child care and safety products. He also serves as a Trustee of Salem Hospital and the Peabody Essex Museum. He previously served as a Director of a number of public companies including Fisher-Price, Inc., Kenner Parker Toys, Inc., Stride-Rite, Inc., and Mattel, Inc., a major toy manufacturer. Mr. Jackson is a graduate of Michigan State University Business School.


Elizabeth T. Kennan
[Insert Picture]

Ms. Kennan, age 58, is President Emeritus and Professor of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations, including the Committee on Economic Development and the Council on Foreign Relations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.


Lawrence J. Lasser*
[Insert Picture]

Mr. Lasser, age 54, is the Vice President of your fund and the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and INROADS/Central New England, Inc., a job market internship program for minority high school and college students. He is a Member of the Board of Overseers of the Museum of Science, the Museum of Fine Arts and the Isabella Stewart Gardner Museum in Boston. He is also a Trustee of the Beth Israel Hospital and Buckingham, Browne and Nichols School. Mr. Lasser is a graduate of Antioch College and Harvard Business School.

Robert E. Patterson
[Insert Picture]

Mr. Patterson, age 51, is the Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center and as a Director of Brandywine Trust Company.
Mr. Patterson is a graduate of Harvard College and Harvard Law
School.


Donald S. Perkins*
[Insert Picture]

Mr. Perkins, age 69, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including AON Corp., an insurance company, Cummins Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation providing financial staffing services, Illinova and Illinois Power Co., Inland Steel Industries, Inc., LaSalle Street Fund, Inc., a real estate investment trust, Lucent Technologies Inc., Springs Industries, Inc., a textile manufacturer, and Time Warner, Inc., one of the nation's largest media conglomerates. He previously served as a Director of several other major public corporations, including Corning Glass Works, Eastman Kodak Company, Firestone Tire & Rubber Company and Kmart Corporation.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University and as a Trustee of the Hospital Research and Education Trust. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary doctorate from Loyola University of Chicago.

William F. Pounds
[Insert Picture]

Dr. Pounds, age 68, is the Vice Chairman of the funds and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., EG&G, Inc., Perseptive Biosystems, Inc., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; an Overseer of WGBH Educational Foundation, and a Fellow of The American Academy of Arts and Sciences. He previously served as a Director of Fisher-Price, Inc. and General Mills, Inc. Dr. Pounds is a graduate of Carnegie-Mellon University.

George Putnam*
[Insert Picture]

Mr. Putnam, age 70, is the Chairman and President of the funds and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a Director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan Oil and Gas, Inc., mining and natural resources companies, General Mills, Inc., Houghton Mifflin Company, a major publishing company, and Rockefeller Group, Inc., a real estate manager. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of Fine Arts and the Museum of Science in Boston; the New England Aquarium; an Overseer of Northeastern University; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.

George Putnam, III*
[Insert Picture]

Mr. Putnam, age 45, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society. He is also a Trustee of the Sea Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.


Eli Shapiro
[Insert Picture]

Dr. Shapiro, age 80, is the Alfred P. Sloan Professor of Management, Emeritus at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology, having served on the faculty of the Sloan School for eighteen years. He previously was also on the faculty of Harvard Business School, The University of Chicago School of Business and Brooklyn College. During his academic career, Dr. Shapiro authored numerous publications concerning finance and related topics. He previously served as the President and Chief Executive Officer of the National Bureau of Economic Research and also provided economic and financial consulting services to various clients.

Dr. Shapiro is a past Director of many companies, including Nomura Dividend Income Fund, Inc., a privately held registered investment company managed by Putnam Management, Reece Corporation, a sewing machine manufacturer, Commonwealth Mortgage, Dexter Corporation, a manufacturer of plastics and related products, Avis Corporation, a car rental company, Connecticut Bank and Trust Company, Connecticut National Gas Corporation, the Federal Home Loan Bank of Boston, where he served as Chairman from 1977 to 1989, Travelers' Corporation, an insurance company, and Norlin Corporation, a musical instrument manufacturer; and a past Trustee of Mount Holyoke College and the Putnam funds (from 1984 to 1989).

Dr. Shapiro is a Fellow of The American Academy of Arts and Sciences and is active in various professional and civic associations, including the American Economic Association, the American Finance Association and the Council on Foreign Relations. Dr. Shapiro is a graduate of Brooklyn College and Columbia University.


A.J.C. Smith*
[Insert Picture]

Mr. Smith, age 62, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, The American Institute for Chartered Property Underwriters, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries in Public Practice, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.


W. Nicholas Thorndike**
[Insert Picture]

Mr. Thorndike, age 63, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher and owner of television stations, and Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

----------------------------

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the funds, Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of the funds, Putnam Management and Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of the funds because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its subsidiaries. Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. The balance of the nominees are not "interested persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held
different positions with those employers.          Except for
Dr. Shapiro and Mr. Jackson, all the nominees were elected by the
shareholders    of the Tax-Free High Yield Fund in May 1994 and
by the shareholders of the Tax-Free Insured Fund in July
1993    .  Dr. Shapiro and Mr. Jackson were elected by the other
Trustees in April 1995 and May 1996, respectively.          As
indicated above, Dr. Shapiro also previously served as a Trustee of the Putnam funds from 1984 to 1989. The 14 nominees for election as Trustees at the shareholder meeting of the Trust who receive the greatest number of votes will be elected Trustees of the Trust. Shares of both funds will be counted together to determine the number of votes for each Trustee. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at less than 14 for the Trust.

What are the Trustees' responsibilities?
The Trust's Trustees are responsible for the general oversight of the Trust's business and for assuring that your fund is managed in the best interests of shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by the funds' auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

Do the Trustees have a stake in your fund?
The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 99 Putnam funds based on their own investment needs. The Trustees' aggregate
investments in the Putnam funds total over    $48     million.
The table below lists each Trustee's current investments in each fund and in the Putnam funds as a group.

Share Ownership by Trustees as of    September 30, 1996    *

                        Year first     Number of      Number of
  Number of    shares
                        elected as        shares     of
     shares     of    of
all Putnam funds
                        Trustee of     Tax-Free       Tax-Free
  owned   (2)
                        the Putnam     High Yield     Insured

                           funds       Fund owned(1)  Fund
owned(1)
-----------------------------------------------------------------
--------------------------------
Jameson A. Baxter                            1994         341
          11635,991
Hans H. Estin                                1972         103
          16927,467
John A. Hill                                 1985         185
          170127,131
Ronald J. Jackson                            1996       1,084
        2,03866,402
Elizabeth T. Kennan                                          1992
          258 24829,939
Lawrence J. Lasser                           1992         100
          122444,265
Robert E. Patterson                                          1984
          102 15959,066
Donald S. Perkins                            1982         242
          217164,173
William F. Pounds                            1971         209
          188350,849
George Putnam                                1957       8,309
        7,4641,529,688
George Putnam, III                           1984       1,210
        1,084289,044
Eli Shapiro                                  1995   (3)    --
           --88,717
A.J.C. Smith                                 1986         164
          15646,915
W. Nicholas Thorndike                        1992         126
          12280,855
-----------------------------------------------------------------
--------------------------------

   (1)   Each     Trustee has sole investment    power and
sole     voting power with respect to
         his or her shares of the fund.

   (2) These holdings do not include shares of Putnam money market funds.

   (3) Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to 1989.

    As of    September 30,     1996       , the Trustees and
officers of the Trust owned a total
    of    14,300 shares of the Tax-Free High Yield Fund and a
total of 12,253 shares of the Tax-
    Free Insured Fund, in each case    , comprising less than 1%
of    the funds'     outstanding
        shares on that date.

What are some of the ways in which the Trustees represent shareholder interests?
The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

    - by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

    - by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

    -    by discussing with senior management of Putnam
         Management steps being taken to address any performance deficiencies;

    - by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

    - by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders;

    - by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.


How often do the Trustees meet?
The Trustees meet each month (except August) over a two-day period to review the operations of the funds and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication and Service Committee, which reviews the quality of services provided by the funds' investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; and the Nominating Committee, which is responsible for selecting nominees for election as Trustees.

Each Trustee generally attends at least two formal committee meetings during such monthly meeting of the Trustees. During 1995, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

What are the Trustees paid for their services?
   Each     Trustee    receives     a fee for his or her services
with respect to each fund.  Each Trustee also receives fees for
serving as Trustee of         other Putnam funds.  The Trustees
periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund
complexes.  The    Trustees meet monthly over a two-day period,
except in August. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds,
the     fees paid to each Trustee by    each fund for fiscal 1996
and the fees paid to each Trustee     by all of the Putnam funds
   during calendar year 1995:

Compensation    Table






Tax Free
High Yield
Fund(1)
Pension or
retirement
benefits
accrued as
part of
Tax-Free
High Yield
Fund's
expenses(2)
Tax-Free
Insured
Fund(1)
Pension or
retirement
benefits
accrued as
part of
Tax-Free
Insured Fund
expenses(2)
Estimated
annual
benefits
from all
Putnam
funds upon
retirement(3)
Total
compensation
        from
all

Putnam
   funds(4)</
R>


Jameson A.

   Baxter/1994
$2,997

   $0
$1,333

   $0
$71,676
$150,854


Hans H.    Estin/1972
2,981

   0
1,328

   0
70,043
150,854


John A.    Hill/1985(5)
2,965

   0
1,322

   0
70,043
149,854


Ronald J.
   Jackson/1996(5)(6)
479

   0
215

   0
N/A
N/A


Elizabeth T.
   Kennan/1992
2,981

   0
1,328

   0
69,709
148,854


Lawrence J.
   Lasser/1992
2,965

   0
1,319

   0
70,043
150,854


Robert E.
   Patterson/1984
3,126

   0
1,379

   0
71,043
152,854


Donald S.    Perkins/1982
2,965

   0
1,322

   0
69,376
150,854


William F.    Pounds/1971
3,234
(7)
0
1,399
(7)
0
70,543
149,854


George    Putnam/1957
2,981

   0
1,328

   0
70,043
150,854


George Putnam,
   III/1984
2,981

   0
1,328

   0
70,043
150,854


Eli    Shapiro/1995(8)
3,140

   0
1,384

   0
47,686
95,372


A.J.C.    Smith/1986
2,956

   0
1,319

   0
68,252
149,854


W. Nicholas
   Thorndike/1992
3,114

   0
1,375

   0
71,043
152,854

   (1) Includes an annual retainer and an attendance fee for each meeting attended.
   (2) The Trustees approved a Retirement Plan for Trustees of the Putnam funds on October 1, 1996. Prior to that date, voluntary retirement benefits were paid to certain retired Trustees, and no such benefits were accrued as part of fund expenses.
(3) Assumes that each Trustee retires after at least five years of service. Estimated benefits for each are based on
     amounts paid to such Trustee for the three            most
     recent calendar    years (or, for Trustees who have not
     served as Trustees for the three most recent calendar years, the average amount paid to each Trustee for such years).
(4)       As of December 31, 1995, there were 99 funds in the
          Putnam    Family.
   (5)         Includes compensation deferred         pursuant
               to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable to
               Mr. Hill and Mr. Jackson    as of July 31, 1996
               was $3,346 and $408 respectively, by Putnam
               Tax-Free High Yield Fund    ; and $1,494 and
               $185, respectively, by Putnam Tax-Free Insured fund. The total amount of deferred compensation payable by the Putnam funds to Mr. Hill as of December 31, 1995 was $51,141. Information on
               deferred compensation includes     income earned
               on such amounts.
   (6)         Elected as a Trustee in May 1996   .
(7)            Includes additional compensation for
                  service     as Vice Chairman of the Putnam
                  funds.
   (8)         Elected as a Trustee in April 1995.


   Under a     Retirement    Plan     for Trustees of the Putnam
funds   (the "Plan"), each     Trustee who retires    with at
least five years of service as a Trustee of the funds is
entitled to receive an annual retirement benefit     equal to
one-half of the    average annual compensation paid to such
Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled to receive had he or she retired immediately prior to such termination or amendment.

For additional information about the Trust, including further information about its Trustees and officers, please see "Further
Information About Your    Funds,"     on page    46    .

Putnam Investments

Putnam Investment Management, Inc. and its affiliates, Putnam Mutual Funds, the principal underwriter for shares of your fund and Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses.

2.  SELECTION OF INDEPENDENT AUDITORS

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, independent accountants, has been selected by the Trustees as the auditor of your fund for the current fiscal year. Among the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.


PROPOSALS 3 AND 4

As described in the following proposals, the Trustees are recommending that shareholders of each fund approve a number of changes to your fund's fundamental investment restrictions, including the elimination of certain of these restrictions. The purpose of these changes is to standardize the investment restrictions of all of the Putnam funds, including your fund where appropriate, and in certain cases to increase the funds' investment flexibility. By having standard investment restrictions for all Putnam funds, Putnam Management will be able to more easily monitor each fund's compliance with its investment policies. Many of these changes will have little practical effect on the way each fund is managed given the funds' current investment objective and policies.


Several
 of the proposals request that certain fundamental
restrictions be    eliminated    .  These fundamental
restrictions were originally adopted to comply with state
securities law requirements, but are no longer applicable to the fund due to recently enacted federal legislation that
effectively eliminated the ability of states to impose
investment limitations on    registered     investment companies
like the fund.     In light of this development, Putnam
Management believes that     these restrictions are
   unnecessary and should be eliminated.

The adoption of any of these proposals is not contingent on the adoption of any other proposal.

Each fund will vote separately on each proposal. Voting by one fund will not affect the other fund.


3.A. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO DIVERSIFICATION

The Trustees are recommending that the fund's fundamental investment restriction with respect to the diversification of investments be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the
   fund     the maximum investment flexibility permitted by the
Investment Company Act of 1940, as amended (the "1940 Act").
Under the 1940 Act,    the     fund, as a diversified fund,
generally may not, with respect to 75% of its         total
assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of the fund's total assets is not subject to this restriction.

The fund's current restriction is more restrictive, and states that the fund may not:

     "Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities and that insurers of tax-exempt securities are not considered issuers of securities for this purpose. (Insurance policies of which the Trust is a beneficiary are not considered securities for purposes of this restriction.)"

The proposed amended fundamental investment restriction is set forth below.

     "The Trust may not with respect to a fund ...

     With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment,
      more than 5% of the total assets of the fund
     (taken at current value) would be invested in the
     securities of such issuer; provided that this limitation
     does not apply to obligations issued or guaranteed as to
     interest or
      principal by the U.S. government or its
     agencies or instrumentalities    ."

If the proposed change is approved, the fund will be able to invest up to 25% of its total assets in the securities of any
one issuer.  The amended restriction    would, consistent with
SEC regulations, include insurers and insurance policies within
its limitations but     would continue to exclude from its
limitations U.S. government securities. Following the amendment, the fund would continue to be a diversified investment company for purposes of the 1940 Act.

Putnam Management believes that this enhanced flexibility could
assist the    fund     in achieving    its     investment
objectives.  However, during times when Putnam Management
invests a higher percentage of    the     fund's assets in one
or more issuers, the value of the fund's shares may fluctuate more widely than the value of shares of a portfolio investing in a larger number of issuers.

Required Vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the
outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


3.B. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO INVESTMENTS IN THE VOTING SECURITIES OF A SINGLE
     ISSUER

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in the voting securities of a single issuer be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the fund the maximum flexibility permitted under the 1940 Act. The 1940 Act prohibits a diversified fund such as the fund from investing, with respect to 75% of its total assets, in the voting securities of an issuer if as a result it would own more than 10% of the outstanding voting securities of that issuer. The fund's current investment restriction, which is more restrictive than the 1940 Act, states that the fund may not:

     "Acquire more than 10% of the voting securities of any issuer, both with respect to any fund and to the Trust in the aggregate."

The proposed amended fundamental investment restriction is set forth below.

     "The Trust may not with respect to    the     fund ...

     With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer."

The amendment enables the fund to purchase more than 10% of the voting securities of an issuer with respect to 25% of the fund's
total assets   , without regard to any other fund of the
Trust    .  This proposal will have little practical effect on
the fund as the fund invests primarily in fixed-income securities which are not typically voting securities. Nevertheless, Putnam Management believes it would be in the best interest of the fund to conform its policy to provide the fund with maximum flexibility should circumstances change.


To
 the extent the fund individually or with other funds and accounts managed by Putnam Management or its affiliates were to own all or a major portion of the outstanding voting securities of a particular issuer, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer the fund could find it more difficult to sell these voting securities when Putnam Management believes it advisable to do so, or may be able to sell the securities only at prices significantly lower than if they were more widely held.

Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.C. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO MAKING LOANS

The Trustees are recommending that the fund's fundamental
investment restriction with respect to making loans be revised to reflect the standard restriction expected to be used by other
Putnam funds       .  The current restriction states that the
fund may not:

     "Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies and by entering into repurchase agreements with respect to not more than 25% of the fund's total assets (taken at current value)."

The proposed amended fundamental investment restriction is set forth below.


     "The Trust may not with respect to    the     fund ...

     Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities
     ."


Following the amendment, the fund may, consistent with its
investment objective and policies and applicable law, enter into repurchase agreements and securities loans without limit.
Management believes that    this     increased investment
flexibility could assist the fund in achieving its investment objective.

Given the fund's investment policies and the fact that securities loans and repurchase agreements give rise to taxable income, Putnam Management does not presently intend to engage in securities loans or repurchase agreements on behalf of the fund to any significant extent. Nevertheless, Putnam Management believes it would be in the best interest of the fund to conform the policy to provide the fund with maximum flexibility should circumstances change.

When the fund enters into a repurchase agreement, it typically purchases a security for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. When the fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties and typically receives an interest payment in return. These transactions must be fully collateralized at all times, but involve some risk to the fund if the other party should default on its obligation. If the other party in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


3.D.      AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION WITH RESPECT TO INVESTMENTS IN REAL
          ESTATE

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in real estate be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the fund greater flexibility. The current restriction states that the fund may not:

     "Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate."

The proposed amended fundamental investment restriction is set forth below.

     "The Trust may not with respect to    the     fund ...

     Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein."

The proposed amendment enables the fund to invest in a wide range of real estate-related investments, many in which the fund may already invest under the current restriction. In addition, the fund would be able to own real estate directly as a result of the exercise of its rights in connection with debt obligations it owns. In such cases, the ability to acquire and dispose of real estate may serve to protect the fund during times where an issuer of debt securities is unable to meet its obligations.

The proposal will have little practical effect on the fund, except to the extent the fund's investments are secured by the real estate holdings of an issuer. Nevertheless, Putnam
Management believes it would be in the best interest of the fund to conform the policy to provide the fund with maximum flexibility should circumstances change.

In order to enforce its rights in the event of a default of an issuer of real estate-related securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase the fund's operating expenses and adversely affect its net asset value.

Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.E. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO CONCENTRATION OF ITS ASSETS

The Trustees are recommending that the fund's fundamental investment restriction regarding concentration be revised to reflect the standard restriction expected to be used by other Putnam funds. The current restriction states that the fund may not:

     "Invest more than 25% of the value of the total assets of any fund in any one industry. (Securities of the U.S. government, its agencies or instrumentalities and tax-exempt securities backed by the credit of a governmental entity are not considered to represent industries)."

The proposed amended fundamental    investment     restriction
is set forth below.

     "The Trust may not with respect to a fund ...

     Purchase securities (other than securities of the U.S.
     government, its agencies or instrumentalities or tax-exempt securities, except tax-exempt securities backed only by the assets and revenues of non-governmental issuers) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry."

The proposed amendment merely conforms the fund's restriction and would have no effect on the fund's investments.

Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.F. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO INVESTMENTS IN COMMODITIES

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in commodities be revised to reflect the standard restriction expected to be used by other Putnam funds. The current restriction states that the fund may not:

     "Purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and related options."

The proposed amended fundamental    investment     restriction
is set forth below.

     "The Trust may not with respect to a fund ...

     Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities."

Under the revised restriction, the fund will continue to be able to engage in a variety of transactions involving the use of financial futures and options, as well as various other financial transactions to the extent consistent with its investment objective and policies. Although the fund may already engage in many of these activities, Putnam Management believes that the revised language more clearly sets forth the fund's policy. The addition of financial transactions not
involving         physical commodities is intended to give the
fund maximum flexibility to invest in a variety of financial instruments that could technically be considered commodities, but which do not involve the direct purchase or sale of physical commodities, which is the intended focus of the restriction.

Foreign exchange transactions are subject to many of the risks associated with futures and options. However, given the fund's investment policies and the fact that foreign currency exchange transactions give rise to taxable income, the fund currently has no intention of engaging in such transactions.

Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.G. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO SENIOR SECURITIES

The Trustees are recommending that the fund's fundamental investment restriction with respect to the issuance of senior securities be revised to reflect the standard restriction expected to be used by other Putnam funds and to make it clear that the fund is not restricted from borrowing money consistent with its investment policies. Generally, a "senior security" is a security which has priority over any other security as to distribution of assets or dividends, and technically includes all indebtedness over 5% of the fund's assets. The current restriction states that the fund may not:

     "Issue any class of securities which is senior to a fund's shares of beneficial interest."

The proposed amended fundamental investment restriction is set forth below:

     "The Trust may not with respect to a fund ...

     Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings."

Although Putnam Management believes that the fund may currently borrow money to the maximum extent permitted by its existing policies (up to 10% of its total assets) without violating its current restriction, it believes that amending the restriction will avoid any possible ambiguity.

Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.A. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO INVESTMENTS IN SECURITIES OF ISSUERS IN
     WHICH MANAGEMENT OF THE FUND OR PUTNAM INVESTMENT
     MANAGEMENT OWNS SECURITIES

The Trustees are recommending eliminating the fund's fundamental investment restriction which prevents the fund from investing in the securities of issuers in which management of the fund or
Putnam Management owns a certain percentage of securities    .
The     restriction states that the fund may not:

     "Invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and directors of Putnam Management who beneficially own more than 0.5% of the securities of that issuer together beneficially own more than 5%."

The fund originally adopted this restriction to comply with
certain state securities law requirements which are no longer
applicable    to the fund    .

    If this proposal is approved,         the fund would be able
to invest in the securities of any issuer without regard to ownership in such issuer by management of the fund or Putnam Management, except to the extent otherwise prohibited by the
fund's investment policies or the 1940 Act.     Putnam
Management believes that this enhanced flexibility could assist the fund in achieving its investment objective.

Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.B. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO MARGIN TRANSACTIONS

The Trustees are recommending that the fund's fundamental investment restriction with respect to margin transactions be
eliminated        .  "Margin transactions" involve the purchase
of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan.
The         restriction states that the fund may not:

     "Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with financial futures contracts and related options."

The fund originally adopted this restriction to comply with
certain state securities law requirements which are no longer
applicable   to     the    fund.

If this     proposal is approved, the    fund would have no
formal restriction with respect to engaging in margin
transactions.  However, the             fund's potential use of
margin transactions beyond transactions in financial futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is currently limited by SEC guidelines which prohibit margin transactions because they create senior securities. The fund's ability to engage in margin transactions is also limited by its investment policies, which generally permit the fund to borrow money only in limited circumstances.

Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.C. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO SHORT SALES

The Trustees are recommending that the fund's fundamental investment restriction with respect to short sales be eliminated
       .  The restriction states that the fund may not:

     "Make short sales of securities or maintain a short position for the account of the fund unless at all times when a short position is open such fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short."

The fund originally adopted this restriction to comply with
certain state securities    law     requirements which are no
longer applicable.

    If this proposal is approved, the    fund would be able to
engage in short sales "against the box" (in which the fund owns or has the right to acquire at no added cost securities
identical to those sold short.)  However, given             the
fund's investment policies and the fact that short sales give rise to taxable income, Putnam Management does not currently intend to engage in short sales on behalf of the fund. Nevertheless, Putnam Management believes it is in the best interest of the fund to conform the policy and make it non-fundamental to provide the fund with maximum flexibility should circumstances change.

Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.D. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO PLEDGING ASSETS

The Trustees are recommending that the fund's fundamental
investment restriction which limits the fund's ability to pledge
its assets be eliminated    .  The     restriction states that
the fund may not:

     "Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of the fund's total assets (taken at cost) in connection with borrowings permitted by restriction 1 above." [Restriction 1 permits the fund to borrow money in an amount equal to up to 10% of its total assets for certain limited purposes.]

The fund originally adopted this restriction to comply with
certain state securities law requirements which are no longer
applicable   to the fund.

If this proposal is approved, the fund would no longer have a
policy limiting its pledging activity.      Putnam Management
believes that this enhanced flexibility could assist the fund in achieving its investment objective. Further, Putnam Management believes that the fund's current limits on pledging may conflict with the fund's ability to borrow money to meet redemption requests or for extraordinary or emergency purposes. This conflict arises because banks may require borrowers such as the fund to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. If the fund needed to borrow the maximum amount permitted by its policies (currently 10% of its total assets), it might be possible that a bank would require collateral in excess of 15% of the fund's total assets. Thus, the current restriction could have the effect of reducing the amount that the fund may borrow in these situations.



Pledging assets does entail certain risks. To the extent that a fund pledges its assets, the fund may have less flexibility in liquidating its assets. If a large portion of the fund's assets were involved, the fund's ability to meet redemption requests or other obligations could be delayed.

Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.



4.E.
     ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH  RESPECT TO INVESTMENTS IN RESTRICTED SECURITIES

The Trustees are recommending that the fund's fundamental investment restriction which limits the fund's investments in securities subject to restrictions on resale, which are known as "restricted securities," be eliminated. The current fundamental investment restriction states that the fund may not:

     "Purchase securities the disposition of which is restricted under federal securities laws if, as a result, such investments would exceed 15% of the value of the fund's net assets, excluding restricted securities that have been determined by the Trustees of the Trust (or the person designated by them to make such determinations) to be readily marketable."

Putnam Management believes the restriction is unnecessary in light of current regulatory requirements, which prohibit the fund from investing more than 15% of its net assets in any combination of (a) securities which are not readily marketable,
(b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days.

These requirements are currently reflected in the fund's nonfundamental policy with respect to illiquid investments.
Eliminating the fundamental restriction would therefore provide the fund with maximum flexibility to respond quickly to legal, regulatory and market developments regarding illiquid investments, without the need for shareholder approval.

To the extent the fund invests in illiquid investments, the fund may encounter difficulty in determining the fair value of such securities for purposes of computing net asset value. In addition, the fund could encounter difficulty satisfying redemption requests within seven days if it could not readily dispose of its illiquid investments.

Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


4.F. ELIMINATING
      THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO INVESTMENTS IN CERTAIN OIL, GAS AND MINERAL

     INTERESTS


The Trustees are recommending that the fund's fundamental
investment restriction
with respect
 to investments in oil, gas
and mineral leases, rights or royalty contracts be eliminated
   .  The     restriction states that the fund may not:

     "Buy or sell oil, gas, or other mineral leases, rights or
     royalty contracts.   "

The fund originally adopted    this     restriction to comply
with certain state securities law requirements which are no
longer applicable    to the fund    .

    If this proposal is approved, the         fund would be able
to invest   directly in oil, gas and mineral interests, and
in a variety of securities the value of which is dependent upon the value of such interests. Putnam Management believes that this enhanced flexibility could assist the fund in achieving its investment objective.

In order to enforce its rights in the event of a default of an issuer of these securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase the fund's operating expenses and adversely affect the
fund's net asset value    .

    This proposal will have little practical effect on the
   fund     except to the extent the fund's investments are
secured by oil, gas and mineral interests. Nevertheless, Putnam Management believes it would be in the best interest of the fund to conform the policy to provide the fund with maximum flexibility should circumstances change.


Required
 vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


4.G. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO INVESTING TO GAIN CONTROL OF A COMPANY'S
     MANAGEMENT

The Trustees are recommending that the fund's fundamental investment restriction which states that the fund may not "make investments for the purpose of gaining control of a company's management" be eliminated. Eliminating the restriction would
make it clear that the fund can freely exercise    its
rights as    shareholder     of the various companies in which
   it     may invest, which activities    could     at times
fall under the technical definition of control. These rights may include the right to actively oppose or support the management of such companies. Since the fund invests primarily in fixed-income securities, this proposal will not impact the majority of the fund's investments. Nevertheless, Putnam Management believes it would be in the best interest of the fund to eliminate the restriction.

Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

Further Information About Voting and the Shareholder Meeting

Quorum and Methods of Tabulation. Thirty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

Other business. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of each fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of the Trust and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Mutual Funds may solicit proxies in person or by telephone. The Trust may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.
The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. The Trust is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

The Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, the Trust may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. The Trust has retained at
the    funds'     expense D.F. King & Co., Inc., 77 Water
Street, New York, New York 10005, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not
to exceed    $10,000     plus reasonable out-of-pocket expenses
for mailing and phone costs.

Revocation of proxies. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of the Trust, by properly executing a later-dated proxy or by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for subsequent meetings of shareholders. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 1997. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by your fund within a reasonable period of time prior to any such meeting.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against such proposals. Such fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. The Trust will furnish, without charge, to you upon request a copy of a fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Further Information About Your Funds

Limitation of Trustee liability. The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify the Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to a fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Audit and Nominating Committees. The voting members of the Audit Committee of the Trust include only Trustees who are not "interested persons" of the Trust by reason of any affiliation with Putnam Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins (without vote), Putnam, III (without vote), Shapiro, Smith (without vote), and Ms. Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of the Trust or Putnam Management. The Nominating Committee currently consists of Dr. Pounds and Ms. Kennan (Co-chairpersons), Ms. Baxter, and Messrs. Estin, Hill, Jackson, Patterson, Shapiro, and Thorndike.

Officers and other information. In addition to George Putnam and Lawrence J. Lasser, the officers of the Trust are as follows:

                                                       Year
                                                       first
                                                       elected
                                                       to
Name (age)                Office                       office
----------------------------------------------------------------


Charles E. Porter (58)    Executive Vice President
   1989
Patricia C. Flaherty (49) Senior Vice President
   1993
John D. Hughes (61)       Senior Vice President &
                            Treasurer
   1987
Gordon H. Silver (49)     Vice President
   1990
James E. Erickson (61)    Vice President
   1985
Triet M.    Nguyen*     (40)                           Vice
President                    1988
Richard P.    Wyke**     (40)                          Vice
President                    1988
William N. Shiebler*   **    (54) Vice President
   1991
John R. Verani (57)       Vice President
   1987
Paul M. O'Neil (43)       Vice President
   1992
Beverly Marcus (52)       Clerk
   1985
----------------------------------------------------------------

   *                      The portfolio manager of     Tax-Free
High Yield    Fund.
**  The     portfolio manager    of            Tax-Free Insured
   Fund.
**    *                   President of Putnam Mutual Funds

All of the officers of the Trust are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Management and Putnam Mutual Funds, Messrs. Putnam, George Putnam, III, Lasser and Smith (nominees for Trustees of the Trust), as well as the officers of the Trust, will benefit from the management fees, distribution fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by a fund.

Assets and shares outstanding of each fund as of    November 1,
1996.







Fund Name

Net Assets
Class A
Shares
Class B
Shares
Class M
Shares


Tax-Free High
Yield Fund
$2,018,327,502
$39,742,894
101,524,859
947,844


Tax-Free
Insured Fund
$556,195,555
13,536,626
23,192,496
47,349



   5% beneficial ownership as of September 30, 1996.

Tax-Free High Yield Fund

Persons beneficially owning more than 5% of the fund's class A shares
   None

Persons beneficially owning more than 5% of the fund's class B shares

(1)    Merrill Lynch Pierce Fenner                9,264,819
shares or 9.10%
      & Smith, Inc.
    Mutual Fund Operations - 3rd Floor
    4800 Deer Lake Drive East
    Jacksonville, FL 32246-6484

Persons beneficially owning more than 5% of the fund's class M shares

(1)    Bobby Cress & Merilyn Cress                   71,446
shares or 8.70%
    COMM PROP
    6606 Sutter Park Lane
    Houston, TX 77066-3838

(2) Robert M. Langford &                             70,475
shares or 8.60%
    Ann Wynnelle Langford
    JTWROS
    141 Lake Valley Road
    Hendersonville, TN 37075-4350

Tax-Free Insured Fund

Persons beneficially owning more than 5% of the fund's class A shares
   None
Persons beneficially owning more than 5% of the fund's class B shares
   None


Persons beneficially owning more than 5% of the fund's class M shares

(1)    Perry L. Bryam TTEE                           4,976 shares
or 12.10%
    Perry L. Bryam Family Trust
    U/A DTD 8/8/95
    46500 Hardesty Road
    Shawnee, OK 74801-9674

(2) Edward D. Jones & Co.                             4,073
shares or 9.90%
    P.O. Box 2500
    Maryland Heights, MO 63043-8500

(3) James H. Johnson &                                3,274
shares or 8.00%
    Ethel V. Johnson JTWROS TOD
    James D. Johnson
    3450 Halsey Street
    Eau Claire, WI 54701-7203

(4) Merrill Lynch Pierce Fenner                       2,825
shares or 6.40%
       & Smith, Inc.
    Mutual Fund Operations
    3rd Floor
    4800 Deer Lake Drive East
    Jacksonville, FL 32246-6484

PUTNAMINVESTMENTS
The Putnam Funds

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581

PUTNAMINVESTMENTS



HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
----------------------------------------------------------------


City
State         Zip
----------------------------------------------------------------


Telephone
----------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

----------------------------------------------------------------


    ----       -------------------------------------------------
-----------

    --------       ---------------------------------------------
-----------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                     PUTNAM TAX-FREE HIGH YIELD FUND

   Meeting of Shareholders     to be held on February 6, 1997


This proxy is solicited on behalf of the Trustees of the
   Fund    .

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Tax-Free High Yield Fund on February 6, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR electing Trustees as set forth in Proposal 1 and FOR each of the other proposals listed below. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the proposals, please call
    1-800-225-1581.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

   TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
/X/

                                        FOR COMMENTS ON REVERSE
                                           RETURN BOTH PORTIONS
----------------------------------------------------------------
                                                 IF NO COMMENTS
                                       RETURN THIS PROTION ONLY
PUTNAM TAX-FREE HIGH YIELD FUND

For address changes and/or comments, please
write them on the back where indicated            .

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin,
     J.A. Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
     Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  / FOR    All

   /  /   WITHHOLD ALL

   /  / FOR ALL EXCEPT

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

----------------------------------------------------------------


PROPOSAL TO:

2.   Ratify the selection          FOR         AGAINST
 ABSTAIN
     of Price Waterhouse
     LLP as the                    /  /         /  /       /  /
     independent auditors
     of your fund.

3.   Amend the fund's
     fundamental investment
     restriction with respect
     to:

  A. Diversification.              /  /         /  /       /  /

  B. Investments in the voting     /  /         /  /       /  /
     securities of a single
     issuer.

  C. Making loans.                 /  /         /  /       /  /

  D. Investment in real estate.    /  /         /  /       /  /


  E. Concentration of its
     assets.                       /  /         /  /       /  /

  F. Investments in                /  /         /  /       /  /
     commodities.

  G. Senior securities.            /  /         /  /       /  /

4.   Eliminate the fund's
     fundamental investment
     restriction with respect
     to:

  A. Investments in securities     /  /         /  /       /  /
     of issuers in which
     management of the fund
     or Putnam Investment
     Management owns securities.

  B. Margin transactions.          /  /         /  /       /  /

  C. Short sales.                  /  /         /  /       /  /

  D. Pledging assets.              /  /         /  /       /  /

  E. Investments in                /  /         /  /       /  /
     restricted securities.

  F. Investments in certain        /  /         /  /       /  /
     oil, gas and mineral
     interests.

  G. Investing to gain             /  /         /  /       /  /
     control of a company's
     management.


   --------------------------------------------------------------
----
---Signature
Date

   --------------------------------------------------------------
----
---
   Signature (Joint Owners)                               Date

PUTNAMINVESTMENTS


HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------
---

City                               State         Zip
-----------------------------------------------------------------
---

Telephone
-----------------------------------------------------------------
---

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------
---

-----------------------------------------------------------------
---

-----------------------------------------------------------------
---

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                        PUTNAM TAX-FREE INSURED FUND


   Meeting of Shareholders     to be held on February 6, 1997


This proxy is solicited on behalf of the Trustees of the
   Fund    .

The undersigned shareholder hereby appoints George Putnam, Hans
H.
Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of
Putnam Tax-Free Insured Fund on February 6, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals listed below. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the proposals, please call
    1-800-225-1581.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR
TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

   TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /
X /

                                        FOR COMMENTS ON REVERSE
                                           RETURN BOTH PORTIONS
----------------------------------------------------------------
                                                 IF NO COMMENTS
                                       RETURN THIS PROTION ONLY
PUTNAM TAX-FREE INSURED FUND

For address changes and/or comments, please
write them on the back where indicated            .

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
     Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
Patterson,
     D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, E.
     Shapiro, A.J.C. Smith and W.N. Thorndike.

/  / FOR    ALL

   /  /   WITHHOLD ALL

   /  / FOR ALL EXCEPT

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

-----------------------------------------------------------------
--

PROPOSAL TO:

2.  Ratify the selection          FOR       AGAINST
ABSTAIN
    of Price Waterhouse
    LLP as the                    /  /       /  /            /  /
    independent auditors
    of your fund.

3.  Amend the fund's
    fundamental investment
    restriction with respect
    to:

  A.     Diversification.         /  /       /  /            /  /

  B.     Investments in the voting          /  /  /  /       /  /
    securities of a single
    issuer.

  C.     Making loans.            /  /       /  /            /  /

  D.     Investment in real estate.         /  /  /  /      /  /

  E.     Concentration of its
    assets.                       /  /       /  /            /  /

  F.     Investments in           /  /       /  /            /  /
    commodities.

  G.     Senior securities.       /  /       /  /            /  /

4.  Eliminate the fund's
    fundamental investment
    restriction with respect
    to:

  A.     Investments in securities          /  /  /  /       /  /
    of issuers in which
    management of the fund
    or Putnam Investment
    Management owns securities.

  B.     Margin transactions.     /  /       /  /            /  /

  C.     Short sales.             /  /       /  /            /  /

  D.     Pledging assets.         /  /       /  /            /  /

  E.     Investments in           /  /       /  /            /  /
    restricted securities.

  F.     Investments in certain   /  /       /  /            /  /
    oil, gas and mineral
    interests.

  G.     Investing to gain        /  /       /  /            /  /
    control of a company's
    management.



   --------------------------------------------------------------
-----
--Signature
    Date

-----------------------------------------------------------------
----
Signature (Joint Owners)                                   Date
lipsett/106290.111/proxys/taxfree5.wpf